VANGUARD
EXPLORER FUND

[PHOTO]

SEMIANNUAL
REPORT
APRIL 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [GRAPHIC]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1


                                 THE MARKETS IN
                                   PERSPECTIVE
                                        3


                                   REPORT FROM
                                  THE ADVISERS
                                        5


                               PERFORMANCE SUMMARY
                                        7


                                  FUND PROFILE
                                        8


                              FINANCIAL STATEMENTS
                                       10

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                  [PHOTO]
John J. Brennan          John C. Bogle
Chairman & CEO           Senior Chairman

During the six months ended April 30, 1999, small- capitalization stocks bounced back smartly from their recent slump, and Vanguard Explorer Fund enjoyed a healthy first half of its fiscal year. The fund's total return for the period was +15.4%, which was a hair shy of the average small-cap growth fund's +15.6% return, but above the returns of its relevant market indexes.

       The adjacent table compares the six-month total return (capital change plus reinvested dividends) of Explorer Fund with those of its primary benchmarks: the average small-cap growth fund, the Russell 2000 Index, and the Small Company Growth Fund Stock Index, which is based on the stocks held by the nation's largest small-cap mutual funds.

--------------------------------------------------------
                                         TOTAL RETURNS
                                        SIX MONTHS ENDED
                                         APRIL 30, 1999
--------------------------------------------------------
Vanguard Explorer Fund                      +15.4%
--------------------------------------------------------
Average Small-Cap Growth Fund               +15.6%
--------------------------------------------------------
Russell 2000 Index                          +15.2%
--------------------------------------------------------
Small Company Growth Fund Stock Index       +10.8%
--------------------------------------------------------

       The fund's return is based on an increase in net asset value from $49.60 per share on October 31, 1998, to $56.69 per share on April 30, 1999, adjusted for a dividend of $0.20 per share paid from net investment income and a distribution of $0.30 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

A remarkable domestic economic environment--in which rapid growth in business activity and high employment coexisted with tame inflation--set the stage for the U.S. stock market's surge during the six months ended April 30. The overall stock market, as measured by the Wilshire 5000 Equity Index, gained +22.8%, just ahead of the +22.3% showing of the best-known benchmark for large-cap stocks, the Standard & Poor's 500 Composite Stock Price Index. Once again, however, small-cap stocks lagged the overall market, a trend that has now continued for some three years.

       The +15.2% gain in the Russell 2000 Index was not evenly shared by its growth and value stocks. The growth component of the Index boasted a +25.7% return, while the value side claimed an advance of just +4.4%. Clearly, small-cap growth stocks enjoyed a prosperous six months.

       The strength of the economy's expansion was worrisome to bond investors, who are ever-vigilant for signs that inflation may accelerate. Inflation is the bondholder's bane because it erodes the value of future interest and principal payments. (Inflation also erodes the value of future stock dividends and earnings, but stockholders, unlike bondholders, can hope to benefit if higher prices for goods and services also translate into higher corporate profits.)

       Interest rates rose moderately during the period, with the yield of the benchmark 30-year U.S. Treasury bond ending the half-year at 5.66%, 50 basis points above the bond's 5.16% yield at the beginning of the period. As interest rates rose, of course, bond prices declined. During the half-year, these price declines shaved 2.3 percentage points from the return of the Lehman Brothers Aggregate Bond Index, offsetting most of its interest income and resulting in a total return of +0.7%.

PERFORMANCE OVERVIEW

Explorer Fund's +15.4% total return for the period fell squarely between the +15.6% earned by the average small-cap growth fund and the +15.2% return of the Russell 2000 Index, and was well ahead of the +10.8% return of the Small Company Growth Fund Stock Index. The fund fared well on the strength of its advisers' selection of technology and utilities stocks; in those sectors, Explorer handily outpaced the Russell 2000 Index, more than doubling the return (+62.5% versus +25.6%) of the stocks in the latter category. On the negative side, the fund's health-care stocks did not perform as well as those of our benchmark (-2.4% versus +5.0%).

----------------------------------------------------------------
                                            TOTAL ASSETS MANAGED
                                            AS OF APRIL 30, 1999
                                            --------------------
                                            $ MILLION    PERCENT
----------------------------------------------------------------
Granahan Investment Management, Inc.          $1,074        48%
Wellington Management Company, LLP               640        28
Chartwell Investment Partners                    263        11
Vanguard Core Management Group                   237        10
Cash Reserve*                                     76         3
----------------------------------------------------------------
Total                                         $2,290       100%
----------------------------------------------------------------

*This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser may also maintain a modest cash reserve.

       As you know, four advisers select stocks for Explorer Fund. The table above shows the share of Explorer's assets managed by each adviser as of April 30.

IN SUMMARY

During the semiannual period, the stock market once again demonstrated its unpredictability. While value and growth stocks battled it out for supremacy within the large-cap arena, growth stocks were clearly the darlings of the reinvigorated small-cap realm--a market that during its 1998 fiscal year lagged the returns of large stocks by an average of more than 30 percentage points (-11.8% for small-caps versus +22.0% for large stocks). What's more, price fluctuations were substantial, both for individual stocks and for broader sections of the market.

       The volatility of the market, we believe, validates our oft-repeated recommendation that investors hold a broadly diversified portfolio comprising both growth and value stock funds as well as bond and money market funds. Each investor's mix of assets should reflect his or her investment goals, time horizon, and tolerance for the ever-present risks of investing. Once such a program is in place, we believe that sticking with it--"staying the course"--is a sound investment approach.


/s/ JOHN C. BOGLE                             /s/ JOHN J. BRENNAN

John C. Bogle                                 John J. Brennan
Senior Chairman                               Chairman and
                                              Chief Executive Officer

May 19, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1999

[PHOTO]

Global stock markets chalked up solid gains during the six months ended April 30, 1999, aided by the efforts of central banks around the world to ease monetary policy and lower short-term interest rates.

       The remarkably strong U.S. economy helped out by playing locomotive for the world's economies, soaking up record volumes of imported goods. Indeed, the United States was the only major nation whose policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential surge in inflation was one reason that interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS

Stock prices soared during the half-year, reflecting both the domestic economy's strength and the investing public's confidence in future growth of the economy and corporate profits. The overall market, as measured by the Wilshire 5000 Equity Index, rose 22.8% during the six months ended April 30, while the S&P 500 Index, a proxy for large-capitalization stocks, gained 22.3%.

----------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                             PERIODS ENDED APRIL 30, 1999
                                           ---------------------------------
                                           6 MONTHS     1 YEAR      5 YEARS*
----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             22.3%        21.8%       26.9%
   Russell 2000 Index                        15.2         -9.3        13.0
   Wilshire 5000 Index                       22.8         17.0        24.5
   MSCI EAFE Index                           15.4          9.8         9.0
----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                0.7%         6.3%        8.0%
   Lehman 10-Year Municipal Bond Index        1.5          7.1         7.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.2          4.8         5.2
----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.3%         2.3%        2.4%
----------------------------------------------------------------------------

*Annualized.

       The midsummer shock of 1998--when the overall stock market fell by more than 20%--seemed to be quickly forgotten by investors. Most apparently overlooked the fact that corporate earnings were flat to slightly lower, focusing instead on the potential for future earnings. Investors' confidence was bolstered by the market's quick rebound from its summer stumble and by a general easing of monetary policy by the world's central banks. The Federal Reserve Board made three separate quarter-percentage-point reductions in short-term interest rates during autumn 1998. Central banks in Europe, Asia, and Latin America also cut rates. These actions lessened fears that the major economies would be dragged down by the lingering effects of the economic crisis that struck emerging markets beginning in mid-1997.

       U.S. consumers demonstrated their confidence in economic conditions by spending freely, boosting sales of cars, houses, and goods in stores. And why shouldn't they have been happy? U.S. gross domestic product grew by an annual rate of 4.1% in the first three months of 1999, and the nation's unemployment rate closed the period at 4.3%.

       Improved prospects for global growth were a key factor in the continuing advance of technology stocks (up nearly 42% for the six months) and the resurgence of some value-stock sectors, such as materials & processing (up 27%) and energy (integrated oil companies rose 22%; "other energy" stocks gained 23%). Retailers and other companies in the consumer-discretionary sector gained 34%, reflecting the strength of consumer spending. Not all consumer-related stocks benefited, however. Consumer-staples companies, locked in tough price competition and still feeling the effects of falling profits from overseas operations, were the worst-performing group in the half-year, down 3%.

U.S. BOND MARKETS

For bond investors, the powerful economic expansion evident during the November-April period was too much of a good thing. Economists confessed to puzzlement that the expansion was not triggering an acceleration in wages or consumer prices. But with oil prices rising, U.S. economic growth expanding at a 4.1% annual pace, and unemployment at 4.3% of the labor force, the lowest point since February 1970, bond market participants figured that inflation was bound to accelerate eventually. (This view gained credence shortly after the period's end, when the Consumer Price Index was reported to have risen 0.7% in April, the biggest monthly increase in eight years.)

       Despite the Fed's actions to cut short-term interest rates, yields on U.S. Treasury issues increased over the six months by one-half to three-quarters of a percentage point. The yield of the 30-year Treasury bond rose 50 basis points, to 5.66% on April 30 from 5.16% six months earlier. The yield of the 10-year Treasury rose to 5.35% from 4.61%. Very short-term rates didn't rise as far: Yields on 3-month T-bills rose 22 basis points to 4.54% on April 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Brothers Aggregate Bond Index, a benchmark for investment-grade taxable bonds, earned just 0.7%, as falling prices offset most of the index's 3.0% interest income for the six-month period.

       Municipal bonds suffered only slight price declines and outperformed Treasury securities--a turnaround from the previous six months, when Treasuries were bid up by investors seeking a safe haven during the summer 1998 market turmoil.

       Not all bond prices fell during the half-year. For high-yield issues, the strong economy was a tonic. These bonds had suffered considerably during the market turmoil of summer 1998, as investors feared a global economic downturn would result in higher defaults by weaker companies. But when economic growth turned out to be stronger than expected, high-yield bond prices rebounded, augmenting the bonds' interest income. The Lehman High Yield Index returned 8.3% during the half-year.

INTERNATIONAL STOCK MARKETS

Overseas stock markets posted gains during the period, despite lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. Crises in some key developing markets, including those of Brazil and Russia, appeared to be easing as the semiannual period drew to a close. Overall, the developed markets outside the United States gained 15.4% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. Stocks in Europe and Asia were boosted by mergers and takeover activity and by signs that corporations were focusing more intently on increasing shareholder value.

       The biggest gains were in the Pacific region and in emerging markets, the bourses that had suffered the biggest declines during 1997 and 1998. The Pacific region gained 27.4%, despite a continuing recession in Japan, while the MSCI Select Emerging Markets Free Index rose 30.8%. European stocks were up nearly 20% in local currencies, but these gains were cut to 10.9% for U.S. investors because of the dollar's gains against the euro, a common currency adopted by 11 nations, and other European currencies.

REPORT FROM THE ADVISERS

[PHOTO]

Vanguard Explorer Fund's fiscal half-year, the six months ended April 30, 1999, was rewarding, as small-capitalization stocks joined in a stock market surge led by large-cap stocks. The fund's 15.4% return was in line with the 15.6% gain of the average small-cap growth fund and ahead of both the Russell 2000 Index and the Small Company Growth Fund Stock Index, which earned 15.2% and 10.8%, respectively.

THE ENVIRONMENT FOR SMALL-CAP STOCKS

Small-cap stocks enjoyed a solid rebound during the half-year from the sharp declines suffered in the fiscal year ended October 31, 1998. Many of the fund's gains came early in the period. In both the small- and large-cap segments of the stock market, the gains during the period were concentrated in a relatively short list of stocks--three out of five stocks in the Russell 2000 Index of small-cap stocks produced negative returns during the first four months of calendar 1999.

       Curiously, profitability has not been a requisite for big share-price gains: 18 of the 20 top-performing issues in the Russell 2000 Index of small-cap stocks are not profitable. Most of these companies have passed $1.5 billion in market capitalization, moving them out of the small-cap arena (which we define as a company with a market value of up to $1 billion) and into the mid-cap realm.

       Our holdings are registering, on average, earnings gains at an annualized rate that is slightly above 10%. This is not an astounding rate, although it is higher than that shown by the stock market in general.

       During the first half of our fiscal year, utilities stocks were our strongest performers, gaining nearly 63% as a group due to our emphasis on satellite and cable-television providers and utilities benefiting from deregulation of telephone and cable-television service. Among our strong performers were EchoStar Communications, Montana Power (recently eliminated), and TCA Cable, which is being acquired by Cox Communications, as well as telecommunications providers McLeodUSA and NTL.

       Our two largest industry weightings--consumer discretionary and technology--were also strong performers, with gains of about 24% and 34%, respectively. Big contributors to results in the consumer sector included BJ's Wholesale Club and Ames Department Stores, as well as Speedway Motorsports, a track owner. Among technology stocks, winners included RealNetworks and BroadVision (positions we have since trimmed to take profits).

       Sectors that hurt our performance included health-care stocks (down 2.4%) and materials & processing companies (down 3.4%). Health-care stocks have been weighed down by concerns about legislative efforts to control medical care costs.

CHANGES IN THE FUND'S HOLDINGS

There were no big shifts in industry-group exposures for Explorer Fund during the half-year. The most substantial changes were in health-care (down to 14.1% of our stock holdings as of April 30 from 20.0% at the beginning of the fiscal year), consumer discretionary (up from 23.2% to 28.2%), and financial services (down to 14.3% from 17.0%).

       Our health-care exposure declined largely because of holdings that were acquired or sold in response to takeover proposals. Such holdings included Sofamor Danek, Agouron Pharmaceuticals, and Ballard Medical. We're closely eyeing the sector, however, because many decent health-care franchises are selling at their lowest prices in three to five years.

       New names in the consumer-discretionary sector include JAKKS Pacific, a toymaker that makes wrestling action figures, and Tupperware, the venerable maker of plastic housewares.

       Given the strength of the U.S. economy, there has been renewed interest in cyclical stocks, such as specialty-chemical makers Cytec Industries and Cambrex, and in trucking firms such as M.S. Carriers, Swift Transportation, and Werner Enterprises. We've modestly boosted our commitment to transportation stocks, including the addition of a new holding, Atlas Air.

LOOKING FORWARD

We believe that the strong domestic economy, which features the twin blessings of low inflation and low interest rates, bodes well for small-cap stocks, including a number of cyclical companies that haven't previously participated in the market's impressive upward climb. We have some concerns about the mania for Internet stocks, which is making it harder for non-Internet stocks to get financing and to even be noticed by investors. However, we are finding plenty of new investment ideas, and we are convinced good values are still to be found in the small-cap universe.

       We believe our holdings can generate above-average earnings growth this year and next, as well as over the long term.

Granahan Investment Management, Inc.
Wellington Management Company, LLP
Chartwell Investment Partners
Vanguard Core Management Group

May 13, 1999

INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by selecting a diversified group of small-company stocks with prospects for above-average growth.

PERFORMANCE SUMMARY
EXPLORER FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1978-APRIL 30, 1999
----------------------------------------------------------
                    EXPLORER FUND                RUSSELL
                                                 2000*
FISCAL     CAPITAL     INCOME      TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1979        30.6%       1.9%        32.5%         15.3%
1980        60.7        2.3         63.0          55.3
1981         8.5        1.1          9.6           4.1
1982        20.5        2.2         22.7          14.8
1983        35.2        1.0         36.2          38.3
1984       -15.3        1.4        -13.9          -3.2
1985         5.4        1.4          6.8          15.8
1986         1.0        1.0          2.0          22.2
1987       -11.5        0.1        -11.4         -13.6
1988        28.2        0.5         28.7          27.1
1989         9.8        1.2         11.0          15.6
1990       -23.9        1.0        -22.9         -27.3
1991        62.5        2.1         64.6          58.6
1992        12.2        0.8         13.0           9.5
1993        21.9        0.4         22.3          32.4
1994         4.2        0.3          4.5          -0.3
1995        17.0        0.5         17.5          18.3
1996        17.4        0.6         18.0          16.6
1997        18.4        0.5         18.9          29.3
1998       -11.6        0.4        -11.2         -11.8
1999**      14.9        0.5         15.4          15.2
----------------------------------------------------------

*S&P 500 Index through 1979; Russell 2000 Index thereafter.

**Six months ended April 30, 1999.

See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
---------------------------------------------------------------------------------------------
                                                                         10 YEARS
                        INCEPTION                            --------------------------------
                           DATE        1 YEAR     5 YEARS     CAPITAL     INCOME       TOTAL
---------------------------------------------------------------------------------------------
Explorer Fund           12/11/1967     -12.38%     10.56%      11.13%      0.66%       11.79%
---------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
EXPLORER FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                  EXPLORER    RUSSELL 2000
----------------------------------------------------------
Number of Stocks                       565           1,871
Median Market Cap                    $0.9B           $0.8B
Price/Earnings Ratio                 21.1x           18.9x
Price/Book Ratio                      3.0x            2.5x
Yield                                 0.3%            1.4%
Return on Equity                     16.4%           14.4%
Earnings Growth Rate                 20.5%           15.2%
Foreign Holdings                      0.2%            0.0%
Turnover Rate                         70%*              --
Expense Ratio                       0.71%*              --
Cash Reserves                         5.5%              --

*Annualized.

INVESTMENT FOCUS
------------------------------

[BAR GRAPH]

VOLATILITY MEASURES
----------------------------------------------------
                            EXPLORER         S&P 500
----------------------------------------------------
R-Squared                       0.69            1.00
Beta                            1.10            1.00


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
RealNetworks, Inc.                                 1.6%
Investment Technology Group                        1.6
BJ's Wholesale Club, Inc.                          1.3
Mettler-Toledo International Inc.                  1.3
Plantronics, Inc.                                  1.2
Pairgain Technologies, Inc.                        1.2
American Power Conversion Corp.                    1.1
EchoStar Communications Corp.                      1.1
Pacific Sunwear of California                      1.1
Genzyme Corp.                                      1.0
-------------------------------------------------------
Top Ten                                           12.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------
                                         APRIL 30, 1998         APRIL 30, 1999
------------------------------------------------------------------------------------
                                            EXPLORER       EXPLORER     RUSSELL 2000
------------------------------------------------------------------------------------
Auto & Transportation                          5.7%            6.1%         4.3%
Consumer Discretionary                        25.1            28.2         18.7
Consumer Staples                               1.2             0.3          2.3
Financial Services                            15.8            14.3         23.7
Health Care                                   16.5            14.1          8.7
Integrated Oils                                0.1             0.3          0.3
Other Energy                                   3.1             1.9          2.6
Materials & Processing                         4.6             4.2          8.9
Producer Durables                              8.2             7.1          6.8
Technology                                    14.4            17.5         14.2
Utilities                                      4.2             4.6          8.7
Other                                          1.1             1.4          0.8
------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock investments.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

[PHOTO]

Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


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                                                                MARKET
                                                                VALUE*
EXPLORER FUND                                     SHARES         (000)
-----------------------------------------------------------------------
COMMON STOCKS (91.2%)+
-----------------------------------------------------------------------
AUTO & TRANSPORTATION (5.6%)
-  M.S. Carriers, Inc.                            580,500    $  18,503
   Tidewater Inc.                                 565,000       14,973
   Air Express International Corp.                600,000       13,125
   Polaris Industries, Inc.                       321,300       12,109
-  Heartland Express, Inc.                        862,733       12,024
-  Swift Transportation Co., Inc.                 557,600       10,246
   C.H. Robinson Worldwide, Inc.                  289,500        8,667
   Werner Enterprises, Inc.                       428,750        8,253
-  Mesaba Holdings, Inc.                          425,800        6,201
-  Covenant Transport, Inc.                       450,500        6,194
-  Atlas Air, Inc.                                100,000        2,900
-  Coach USA, Inc.                                 80,400        1,910
   AAR Corp.                                       88,550        1,682
-  Forward Air Corp.                               55,100        1,226
-  Tower Automotive, Inc.                          48,800        1,122
   Borg-Warner Automotive, Inc.                    17,000          965
   Airborne Freight Corp.                          28,900          925
-  Landstar System                                 23,000          895
-  Stoneridge,Inc.                                 49,700          832
-  Atlantic Coast Airlines Holdings                26,200          809
-  Mark VII, Inc.                                  48,200          687
-  Halter Marine Group, Inc.                      102,800          623
   Meritor Automotive, Inc.                        21,700          460
   Wynn's International Inc.                       23,400          392
   Petroleum Helicopters, Inc.                     29,200          372
   Wabash National Corp.                           21,900          343
   Pittston BAX Group                              33,600          300
-  Old Dominion Freight Line, Inc.                 19,200          216
-  National R. V. Holdings, Inc.                    4,100          106
                                                             ----------
                                                               127,060
                                                             ----------

CONSUMER DISCRETIONARY (25.7%)
   ADVERTISING AGENCIES (0.2%)
-  Catalina Marketing Corp.                        14,000        1,196
-  Valassis Communications, Inc.                   20,200        1,131
-  Snyder Communications, Inc.                     26,500          778
-  ADVO, Inc.                                      36,600          723

   CASINOS & GAMBLING (0.9%)
   Dover Downs Entertainment, Inc.                810,000       13,517
-  MGM Grand, Inc.                                148,186        6,520
-  Scientific Games Holdings Corp.                 46,400          742

   COMMERCIAL INFORMATION SERVICES (0.4%)
-  QRS Corp.                                      159,200        8,756
-  Bell & Howell Co.                               16,500          552

   CONSUMER ELECTRONICS (2.6%)
-  Plantronics, Inc.                              399,100       26,939
-  ITI Technologies, Inc.                         394,000       10,490
-  Activision, Inc.                               700,000        7,306
-  Recoton Corp.                                  280,000        4,480
-  LoJack Corp.                                   454,500        3,522
-  Concur Technologies, Inc.                       72,600        2,623
   Harman International
    Industries, Inc.                               26,900        1,236
-  MindSpring Enterprises, Inc.                     9,000          872
-  Object Design, Inc.                            235,000          845
-  CNET, Inc.                                       2,600          334
-  Acclaim Entertainment Inc.                       6,952           45

   CONSUMER PRODUCTS (1.3%)
    Tupperware Corp.                              730,000       17,292
(1) Movado Group, Inc.                            470,600       11,353

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                                                                MARKET
                                                                VALUE*
                                                  SHARES         (000)
-----------------------------------------------------------------------
-  Samsonite Corp.                                 11,386    $      68
   Matthews International Corp.                       700           19

   COSMETICS
   BeautiControl Cosmetics                         91,700          481
-  Revlon, Inc. Class A                             9,600          220

   EDUCATION--SERVICES (0.2%)
   Strayer Education, Inc.                         78,300        2,711
-  Education Management Corp.                      50,600        1,009
-  Computer Learning Centers, Inc.                 51,920          234

   ELECTRICAL--HOUSEHOLD APPLIANCES (0.1%)
-  REX Stores Corp.                               221,400        3,625

   ENTERTAINMENT (1.6%)
-  Speedway Motorsports, Inc.                     280,000       12,145
-  Loews Cineplex
    Entertainment Corp.                           751,300        9,485
-  AMC Entertainment, Inc.                        500,000        8,844
-(1)LodgeNet Entertainment Corp.                  700,000        5,950
   International Speedway Corp.                    17,000          875
-  Penske Motorsports, Inc.                         7,000          254
   Gaylord Entertainment Co. Class A                7,066          219

   HOTEL/MOTEL (0.8%)
(1)The Marcus Corp.                               986,200       12,266
-  Sun International Hotels Ltd.                  122,300        5,175
-  American Skiing Co.                             73,000          374

   HOUSEHOLD FURNISHINGS (1.0%)
   Oneida Ltd.                                    738,000       17,804
-  Westpoint Stevens, Inc.                         31,900        1,093
   Ethan Allen Interiors, Inc.                     20,700        1,049
-  Blyth Industries, Inc.                          43,900          999
-  Department 56 Inc.                              32,900          890
   Crown Crafts, Inc.                              17,000           98

   JEWELRY--WATCHES & GEMS
   Tiffany & Co.                                   10,600          890

   LEISURE TIME (1.8%)
-  Action Performance Cos., Inc.                  394,000       13,347
-  Vistana, Inc.                                  639,000        9,505
-  Premier Parks Inc.                             243,900        8,430
-  Trans World Entertainment Corp.                367,950        5,634
-  Bally Total Fitness Holding Corp.               47,400        1,149
-  Vail Resorts Inc.                               56,900        1,102
-  Family Golf Centers, Inc.                      150,000        1,078
-  Musicland Stores Corp.                          49,800          542

   MISCELLANEOUS BUSINESS &
   CONSUMER DISCRETIONARY (0.4%)
   E.W. Scripps Co. Class A                       170,000        8,500

   PRINTING & COPYING SERVICES
-  Mail-Well, Inc.                                 39,500          516
-  World Color Press, Inc.                          7,000          179

   PUBLISHING--MISCELLANEOUS (0.6%)
-  Playboy Enterprises, Inc. Class B              355,000       11,427
   Meredith Corp.                                  26,900          987
-  Consolidated Graphics, Inc.                     18,600          793

   PUBLISHING--NEWSPAPERS (0.2%)
   Central Newspapers, Inc.                       165,000        5,600

   RADIO & TELEVISION BROADCASTERS (1.2%)
-  Pegasus Communications Corp.
    Class A                                       323,600       13,268
-  King World Productions, Inc.                   264,900        9,338
-  Emmis Communications, Inc.                      91,100        4,099
-  Metro Networks, Inc.                            23,100        1,039
-  Hearst-Argyle Television Inc.                   17,104          436
-  Clear Channel Communications, Inc.                  26            2

   RENT/LEASE SERVICES--CONSUMER (0.4%)
-  Rent-A-Center, Inc.                            239,800        7,434
-  Budget Group, Inc.                              50,500          628

   RESTAURANTS (1.9%)
-  CEC Entertainment Inc.                         435,300       16,324
-  Outback Steakhouse                             174,950        6,265
-  Papa John's International, Inc.                133,200        5,353
-  NPC International Class A                      218,500        3,933
-  Mortons Restaurant Group                       157,800        2,683
-  Landry's Seafood
    Restaurants, Inc.                             277,300        2,253
-  Brinker International, Inc.                     40,700        1,124
-  Lone Star Steakhouse &
    Saloon, Inc.                                   91,900          999
-  Sbarro, Inc.                                    34,600          906
-  The Cheesecake Factory                          30,200          846
-  Foodmaker, Inc.                                 33,300          803
   CKE Restaurants Inc.                            41,919          686
   Darden Restaurants Inc.                         14,200          317
-  Rainforest Cafe, Inc.                           33,150          182

   RETAIL (7.4%)
-  BJ's Wholesale Club, Inc.                    1,083,000       28,767
-  Pacific Sunwear of California                  650,000       24,111
-  Lands' End, Inc.                               400,000       15,300
-  Ames Department Stores, Inc.                   428,750       14,979
-  Urban Outfitters, Inc.                         689,700       13,363
   Russ Berrie and Co., Inc.                      480,200       13,025
-  The Dress Barn, Inc.                           834,100       12,199
-  Linens 'n Things, Inc.                         162,900        7,453
-  PETCO Animal Supplies, Inc.                    550,000        7,219
-  School Specialty, Inc.                         250,500        4,728
-  Micro Warehouse Inc.                           253,600        4,295
-  The Gymboree Corp.                             405,000        4,202
-  The Children's Place
    Retail Stores, Inc.                            96,600        3,502
-  USA Networks, Inc.                              75,900        2,837
-  Autonation Inc.                                114,700        1,642
-  Tweeter Home Entertainment
    Group, Inc.                                    54,500        1,615

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                                                                MARKET
                                                                VALUE*
EXPLORER FUND                                     SHARES         (000)
-----------------------------------------------------------------------
-  O'Reilly Automotive, Inc.                       22,200    $   1,016
   Ross Stores, Inc.                               21,300          978
-  CDW Computer Centers, Inc.                      10,900          975
-  Genesco, Inc.                                   89,700          975
-  Footstar Inc.                                   26,500          896
-  Nu Skin Enterprises, Inc.                       40,500          752
   Jostens Inc.                                    33,700          722
   Pier 1 Imports Inc.                             73,050          539
-  Discount Auto Parts Inc.                        23,600          538
   Fred's, Inc.                                    41,125          481
-  Piercing Pagoda, Inc.                           48,150          463
   Blair Corp.                                     24,900          454
   Hancock Fabrics, Inc.                           45,300          286
-  99 Cents Only Stores                             4,750          224
-  Circuit City Stores, Inc.-
    CarMax Group                                   47,000          211
-  Jo-Ann Stores, Inc. Class A                      5,400           87
-  Handleman Co.                                    3,000           42

   SERVICES--COMMERCIAL (2.0%)
-  Getty Images, Inc.                             434,300       11,292
-(1)TETRA Technologies, Inc.                    1,000,000        9,375
-  Safety-Kleen Corp.                             375,000        5,953
-  Allied Waste Industries, Inc.                  261,865        4,632
-  The Corporate Executive
    Board Co.                                     139,800        3,932
-  Heidrick & Struggles
    International, Inc.                           105,400        1,469
-  Labor Ready, Inc.                               37,000        1,452
-  NCO Group, Inc.                                 31,300        1,021
-  ACNielson Corp.                                 34,900          973
   Norrell Corp.                                   59,500          893
-  Copart, Inc.                                    46,700          846
-  Wackenhut Corrections Corp.                     37,700          700
-  Romac International, Inc.                       62,100          699
-  Interim Services, Inc.                          39,500          686
   Pittston Brink's Group                          22,000          580
-  Metro One
    Telecommunications, Inc.                       32,800          535
   Penton Media, Inc. Class A                      15,100          359
-  APAC Teleservices, Inc.                        103,500          336
-  Waste Industries, Inc.                          17,300          320
-  Meta Group, Inc.                                25,900          236
   Viad Corp.                                       3,500          116
-  PalEx, Inc.                                     18,100          113
-  Rural/Metro Corp.                                7,400           60

   SHOES (0.5%)
   The Stride Rite Corp.                          821,100        9,597
-  Finish Line, Inc.                              117,100        1,764
-  Kenneth Cole Productions, Inc.                  32,800          906
-  Shoe Carnival, Inc.                             15,000          227

   TEXTILES--APPAREL--MANUFACTURING
   St. John Knits, Inc.                            26,600          723
-  Fruit of the Loom Inc. Class A                  36,100          386
-  Tarrant Apparel Group, Inc.                      1,100           52

   TOYS (0.1%)
-  JAKKS Pacific, Inc.                            100,000        2,137

   WHOLESALERS (0.1%)
-  United Stationers, Inc.                         86,900        1,483
-  Daisytek International Corp.                    45,500          762
                                                             ----------
                                                               589,227
                                                             ----------

CONSUMER STAPLES (0.3%)
-  American Italian Pasta Co.                     105,500        2,835
-  Ralcorp Holdings, Inc.                          50,200          922
   Universal Corp.                                 28,200          717
   Richfood Holdings, Inc.                         29,000          363
   Longs Drug Stores, Inc.                         10,000          344
-  General Cigar Holdings, Inc.                    30,800          260
   Casey's General Stores                          16,700          221
   Pilgrim's Pride Corp.                           10,500          196
   Nash-Finch Co.                                  19,100          181
                                                             ----------
                                                                 6,039
                                                             ----------
FINANCIAL SERVICES (13.0%)
   Investment Technology
    Group, Inc.                                 1,040,122       36,014
   Sun Communities, Inc. REIT                     605,000       21,175
   Manufactured Home
    Communities, Inc. REIT                        699,250       17,700
-  Concord EFS, Inc.                              520,050       17,357
-  BISYS Group, Inc.                              313,400       15,905
   Fidelity National Financial, Inc.              724,610       13,224
   Legg Mason Inc.                                350,000       12,206
   Heller Financial, Inc.                         431,600       11,707
   City National Corp.                            278,400       10,753
   Regency Realty Corp. REIT                      485,000       10,488
   Annuity and Life Re
    (Holdings), Ltd.                              507,400       10,021
-  Affiliated Computer Services, Inc.
    Class A                                       260,000        9,945
   Federal Realty Investment
    Trust REIT                                    400,000        9,550
   Peoples Bank Bridgeport                        270,000        8,505
-  Policy Management
    Systems Corp.                                 270,000        8,488
   Cullen/Frost Bankers, Inc.                     150,000        8,091
-  Advent Software, Inc.                          127,500        7,857
   Raymond James Financial, Inc.                  348,600        7,517
-  The Profit Recovery Group
    International, Inc.                           200,000        7,300
   First Washington Realty Trust,
    Inc. REIT                                     300,000        6,431
-  Healthcare Financial Partners, Inc.            139,100        4,695
-  Rental Service Corp.                           190,900        4,307
   Saul Centers, Inc. REIT                        262,000        4,274
-  Scottish Annuity &
    Life Holdings, Ltd.                           300,000        3,000
   Investors Financial Services Corp.              37,900        1,379
-  Cort Business Services Corp.                    55,400        1,278
-  United Rentals, Inc.                            40,906        1,220
   Nationwide Financial Services, Inc.             24,800        1,150
   Hudson United Bancorp                           31,763        1,124
-  Golden State Bancorp Inc.                       42,600        1,046
   Philadelphia Consolidated
    Holding Corp.                                  42,300        1,044
-  Billing Concepts Corp.                          83,100        1,028
-  Banctec, Inc.                                   61,500          999

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
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                                                                MARKET
                                                                VALUE*
                                                  SHARES         (000)
-----------------------------------------------------------------------
-  First Federal Financial Corp.                   54,400    $     942
   McGrath Rent Corp.                              49,000          931
   NAC Re Corp.                                    16,700          910
   MeriStar Hospitality Corp. REIT                 39,100          899
   Astoria Financial Corp.                         17,700          887
   The PMI Group Inc.                              15,800          882
   Ohio Casualty Corp.                             22,700          843
   XTRA Corp.                                      19,600          811
   AmerUs Life Holdings, Inc.                      35,890          803
   Phoenix Investment Partners Ltd.                81,100          801
   Protective Life Corp.                           19,800          776
   FINOVA Group, Inc.                              15,900          768
   Hartford Life, Inc.                             14,200          743
   Corus Bankshares Inc.                           23,500          729
   WestAmerica Bancorporation                      19,700          657
-  The Dialog Corp. PLC                            86,800          656
-  ITLA Capital Corp.                              41,400          652
-  Silicon Valley Bancshares                       36,100          634
   Washington Federal Inc.                         27,760          614
   MMI Cos., Inc.                                  39,300          609
   Jack Henry & Associates                         17,900          591
-  Data Transmission Network Corp.                 27,800          587
-  Columbia Banking System, Inc.                   28,750          489
   Stifel Financial Corp.                          46,798          474
   LandAmerica Financial Group, Inc.               16,600          465
   Sovereign Bancorp, Inc.                         30,000          409
   BSB Bancorp, Inc.                               15,000          385
   Advest Group, Inc.                              18,000          365
-  Farm Family Holdings, Inc.                      10,400          338
   Omega Healthcare Investors,
    Inc. REIT                                      10,400          274
-  AmeriTrade Holding Corp.                         2,000          267
   Franklin Bank N.A.                              23,020          259
   Trenwick Group Inc.                              8,000          224
-  ContiFinancial Corp.                            18,500          113
                                                             ----------
                                                               297,565
                                                             ----------
HEALTH CARE (12.8%)
-  Genzyme Corp.                                  605,000       22,839
   DENTSPLY International Inc.                    697,900       18,276
-  Biogen, Inc.                                   177,000       16,826
-  Centocor, Inc.                                 375,000       16,641
-  Forest Laboratories, Inc.                      355,000       15,798
-  MedPartners, Inc.                            3,000,000       15,750
   Arrow International, Inc.                      619,800       13,946
-  Patterson Dental Co.                           321,375       11,590
-  Gilead Sciences, Inc.                          208,200        9,590
-(1)Matria Healthcare, Inc.                     1,839,700        8,394
-  Acuson Corp.                                   550,000        8,388
-  Foundation Health Systems
    Class A                                       500,000        6,906
-  United Payors & United
    Providers, Inc.                               391,000        6,891
-  Sunrise Assisted Living, Inc.                  153,600        6,144
-  Beverly Enterprises, Inc.                      908,900        5,908
-  MedQuist, Inc.                                 166,900        5,716
-  Province Heathcare Co.                         252,100        5,609
-  Human Genome Sciences, Inc.                    150,000        5,550
-  Coventry Health Care Inc.                      600,000        5,513
   Varian Medical Systems, Inc.                   300,000        5,156
-  Aviron                                         265,000        5,002
-  PSS World Medical, Inc.                        500,000        4,875
-  I-STAT Corp.                                   465,000        4,795
-  Magellan Health Services, Inc.                 868,400        4,722
-  Eclipsys Corp.                                 190,205        4,185
-  Pharmaceutical Product
    Development, Inc.                             143,170        4,170
-  The Liposome Co., Inc.                         330,000        4,125
-  American Retirement Corp.                      243,200        4,043
-  PathoGenesis Corp.                             293,000        3,846
-  IDX Systems Corp.                              235,000        3,819
-  Cell Genesys, Inc.                             470,000        2,350
-  Medical Manager Corp.                           75,700        2,157
-  Health Management Associates
    Class A                                       125,200        1,956
-  Sangstat Medical Corp.                         130,000        1,885
-  QLT PhotoTherapeutics Inc.                      39,500        1,805
-  Universal Health Services Class B               34,200        1,772
-  Cambridge Heart, Inc.                          225,000        1,744
-  Lincare Holdings, Inc.                          55,900        1,656
-  INCYTE Pharmaceuticals, Inc.                    83,700        1,512
   Minntech Corp.                                  83,600        1,076
-  Inhale Therapeutic Systems                      37,100        1,067
-  Henry Schein, Inc.                              40,700        1,066
-  Trigon Healthcare, Inc.                         32,100        1,019
-  Quintiles Transnational Corp.                   24,150          980
-  Mid Atlantic Medical
    Services, Inc.                                106,400          971
-  Agouron Pharmaceuticals, Inc.                   16,100          951
-  Pediatrix Medical Group, Inc.                   47,800          905
   Jones Pharma, Inc.                              27,900          896
-  STERIS Corp.                                    48,700          864
-  Renal Care Group, Inc.                          38,700          808
-  Res-Care, Inc.                                  42,300          783
   Alpharma, Inc. Class A                          26,500          782
-  Medicis Pharmaceutical Corp.                    32,150          782
-  Cooper Cos., Inc.                               45,600          718
-  Genesis Health Ventures Inc.                   102,400          710
   Cardinal Health, Inc.                           11,722          701
-  Rehabcare Corp.                                 39,300          653
-  Roberts Pharmaceuticals                         38,100          648
-  Laser Vision Centers, Inc.                      15,000          632
   Mallinckrodt, Inc.                              16,100          565
-  Coulter Pharmaceutical, Inc.                    26,900          541
-  Concentra Managed Care                          39,200          532
-  ADAC Laboratories                               73,000          529
-  Sierra Health Services                          36,750          459
-  Apria Healthcare                                28,800          450
-  Eclipse Surgical Technologies, Inc.             50,000          447
-  Trex Medical Corp.                              75,400          372
-  MIM Corp.                                      123,100          362
-  Hologic, Inc.                                   40,000          273
-  Integrated Health Services, Inc.                39,200          189
   Bergen Brunswig Corp. Class A                    9,817          187
-  PhyCor, Inc.                                    35,900          180
-  Sola International Inc.                          4,400           65
-  Bio-Rad Laboratories, Inc. Class A               1,900           53
-  Guilford Pharmaceuticals, Inc.                   2,400           26
-  ResMed Inc.                                        900           24
-  Assisted Living Concepts Inc.                    3,500           10
-  FPA Medical Management, Inc.                   127,500            1
                                                             ----------
                                                               294,127
                                                             ----------

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                                                                MARKET
                                                                VALUE*
EXPLORER FUND                                     SHARES         (000)
-----------------------------------------------------------------------
INTEGRATED OILS (0.3%)
   Pennzoil-Quaker State Co.                      441,400    $   5,711
-  Tesoro Petroleum Corp.                          47,700          540
   Giant Industries, Inc.                          43,000          414
                                                             ----------
                                                                 6,665
                                                             ----------
OTHER ENERGY (1.7%)
-  Noble Drilling Corp.                           600,000       11,775
-  Chieftain International, Inc.                  326,800        5,903
   St. Mary Land & Exploration Co.                291,700        5,615
   Weatherford International, Inc.                 90,000        3,049
-  Core Laboratories N.V.                         157,000        2,826
-  Varco International, Inc.                      211,900        2,397
-  Pride International Inc.                       139,200        1,627
-  Marine Drilling Co., Inc.                       86,200        1,482
-  Seitel, Inc.                                    65,700        1,142
-  Global Industries Ltd.                          90,700        1,117
-  Veritas DGC Inc.                                47,500          962
-  Evergreen Resources, Inc.                       39,400          896
-  Trico Marine Services, Inc.                     67,500          536
-  Calpine Corp.                                    6,200          264
-  Stolt Comex Seaway SA                           13,600          170
-  SEACOR SMIT Inc.                                 1,800           95
                                                             ----------
                                                                39,856
                                                             ----------
MATERIALS & PROCESSING (3.9%)
   Elcor Corp.                                    389,800       15,056
-  Cytec Industries, Inc.                         400,000       11,375
   General Cable Corp.                            731,400       10,880
-  Service Experts, Inc.                          564,800        9,143
   Cambrex Corp.                                  250,000        6,406
   Valmont Industries, Inc.                       331,100        5,546
   Wellman, Inc.                                  384,500        5,503
-  Stillwater Mining Co.                          193,800        5,487
-  Fairfield Communities, Inc.                    323,200        4,161
   OM Group, Inc.                                  33,400        1,215
-  American Buildings Co.                          32,500        1,170
   Owens Corning                                   25,600          912
-  Sunterra Corp.                                  84,700          911
   Wausau-Mosinee Paper Corp.                      50,720          837
-  Mohawk Industries, Inc.                         25,500          822
   Lilly Industries Inc. Class A                   45,500          796
-  Armco, Inc.                                    149,400          766
-  U.S. Can Corp.                                  45,000          762
   Commonwealth Industries Inc.                    66,300          638
   BMC Industries, Inc.                            69,700          623
   Spartech Corp.                                  26,000          618
   Optical Coating Laboratory, Inc.                10,000          616
   Northland Cranberries, Inc.                     70,400          563
-  Catellus Development Corp.                      36,400          560
-  The Carbide/Graphite Group, Inc.                39,300          511
   N L Industries, Inc.                            35,400          418
   Chesapeake Corp. of Virginia                    10,700          348
   National Steel Corp. Class B                    33,400          313
   Culp, Inc.                                      33,800          279
   Freeport-McMoRan Copper &
    Gold Inc. Class B                              15,100          231
-  Zoltek Cos., Inc.                               30,900          214
-  American Pad & Paper Co.                       107,600          188
   Lindberg Corp.                                  13,600          160
-  Unifi, Inc.                                      9,000          126
-  Buckeye Technology, Inc.                         5,400           78
   Belden, Inc.                                     1,800           35
   Schnitzer Steel Industries, Inc.
    Class A                                         1,800           26
-  Nortek, Inc.                                       800           23
                                                             ----------
                                                                88,316
                                                             ----------
PRODUCER DURABLES (6.4%)
-  Mettler-Toledo International Inc.            1,097,210       28,665
-  American Power
    Conversion Corp.                              770,500       25,427
-  Palm Harbor Homes, Inc.                        693,108       13,949
-  Oak Industries, Inc.                           253,500       10,584
-  American Homestar Corp.                        870,150        6,091
   Donaldson Co., Inc.                            261,000        5,840
-  Com21, Inc.                                    184,500        5,743
-  CUNO Inc.                                      300,800        5,508
-  DuPont Photomasks, Inc.                        119,200        5,215
-  Republic Services, Inc. Class A                214,100        4,402
   Lindsay Manufacturing Co.                      203,050        4,328
-  Gemstar International Group Ltd.                39,900        4,204
-  Kellstrom Industries, Inc.                     185,935        3,428
-  PRI Automation, Inc.                           101,800        2,526
-  Novellus Systems, Inc.                          36,700        1,734
-  Vivid Technologies, Inc.                       394,500        1,504
   Mark IV Industries, Inc.                        65,700        1,174
-  Antec Corp.                                     41,400        1,123
-  Gardner Denver Inc.                             58,600        1,044
   Ametek Aerospace Products Inc.                  43,200          986
   Scotsman Industries, Inc.                       47,700          963
   Graco, Inc.                                     29,600          932
-  Knoll, Inc.                                     37,100          890
   Herman Miller, Inc.                             43,100          859
   Diebold, Inc.                                   35,300          849
   Pittway Corp. Class A                           30,200          797
   Standard Pacific Corp.                          52,700          728
-  Dionex Corp.                                    17,300          709
-  Kulicke & Soffa Industries, Inc.                29,500          675
-  Esterline Technologies Corp.                    47,000          664
-  Orbital Sciences Corp.                          29,300          617
-  Electro Scientific Industries, Inc.             15,500          591
   Inter-Tel, Inc.                                 41,600          577
   Pulte Corp.                                     24,400          552
   Superior Telecom Inc.                           21,750          542
-  Veeco Instruments, Inc.                         13,100          504
   Pentair, Inc.                                    8,000          376
   Oakwood Homes Corp.                             25,500          354
-  Interdigital Communications Corp.               76,000          347
   Cordant Technologies, Inc.                       7,500          346
-  inTEST Corp.                                    52,500          345
-  Osmonics, Inc.                                  32,600          308
-  GTS Duratek, Inc.                               33,900          174
-  Dynatech Corp.                                  12,650           41
-  Thermo Instrument Systems, Inc.                  3,000           39
-  Scott Technologies, Inc.                         2,000           37
-  ORBIT/FR, Inc.                                  12,600           22
-  Transcrypt International, Inc.                   8,400           19
                                                             ----------
                                                               147,332
                                                             ----------
TECHNOLOGY (16.0%)
-  RealNetworks, Inc.                             165,850       36,736
-  PairGain Technologies, Inc.                  2,079,100       26,638
-  Rational Software Corp.                        613,700       18,181

-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                  SHARES         (000)
-----------------------------------------------------------------------
-  Acxiom Corp.                                   678,840    $  17,141
-  Sterling Software, Inc.                        809,200       16,740
-(1)VideoServer, Inc.                           1,155,500       13,433
-  Avant! Corp.                                   871,200       11,761
-  Pinnacle Systems, Inc.                         204,000       11,093
-  American Tower Corp. Class A                   500,000       10,594
-  Cognos Inc.                                    425,800       10,246
-  Semtech Corp.                                  280,000        9,135
-  Exchange Applications, Inc.                    280,000        8,260
-  Genesys Telecommunications
    Laboratories, Inc.                            460,000        8,223
-  BroadVision, Inc.                              131,600        7,641
-  Electronics for Imaging, Inc.                  156,300        7,395
-  Advanced Fibre
    Communications, Inc.                          900,000        6,863
-  Melita International Corp.                     523,700        6,481
-  CSG Systems International, Inc.                165,800        6,404
-  Macrovision Corp.                              134,500        6,322
-  Atmel Corp.                                    322,900        5,893
-  Wind River Systems, Inc.                       375,000        5,625
-  Transaction Systems
    Architects, Inc.                              171,500        5,563
-  Mercury Interactive Corp.                      184,600        5,203
-  Caere Corp.                                    505,500        5,181
-  Maxtor Corp.                                   905,200        5,120
-  Remedy Corp.                                   270,700        4,737
-  Legato Systems, Inc.                           116,900        4,727
-  Aspect Development, Inc.                       422,700        4,623
-  PSINet, Inc.                                    82,300        4,156
-  Micromuse Inc.                                 120,600        4,153
-  The Cherry Corp. Class A                       302,500        4,122
-  Rhythms NetConnections Inc.                     43,900        3,622
-  SeaChange International, Inc.                  350,000        3,500
-  PMC Sierra Inc.                                 36,300        3,480
-  BMC Software, Inc.                              78,991        3,402
-  Remec, Inc.                                    244,500        3,163
-  Extreme Networks, Inc.                          47,100        2,611
-  Oak Technology, Inc.                           865,000        2,568
-  SERENA Software, Inc.                          236,000        2,419
-  Applied Micro Circuits Corp.                    45,000        2,399
-  Best Software, Inc.                            175,300        2,268
-  MTI Technology Corp.                           265,500        2,190
-  Veritas Software Corp.                          23,775        1,688
-  Sensormatic Electronics Corp.                  133,600        1,603
-  InVision Technologies, Inc.                    241,500        1,540
-  Alliant Techsystems, Inc.                       17,800        1,457
-  SPR Inc.                                       258,475        1,357
-  National Instruments Corp.                      36,650        1,246
-  Sapient Corp.                                   18,200        1,142
-  Black Box Corp.                                 33,200        1,137
-  Symantec Corp.                                  56,800        1,129
-  DII Group, Inc.                                 34,100        1,057
-  American Management
    Systems, Inc.                                  30,500        1,048
   EG&G, Inc.                                      32,500        1,016
-  TranSwitch Corp.                                22,300          981
-  IKOS Systems, Inc.                             155,200          951
-  Anixter International Inc.                      59,500          937
-  Ciber, Inc.                                     48,500          915
-  Sanmina Corp.                                   13,600          903
-  Comverse Technology, Inc.                       13,950          895
-  Tech-Sym Corp.                                  39,000          856
-  Ascend Communications, Inc.                      8,575          829
-  Safeguard Scientifics, Inc.                     10,100          818
   Symbol Technologies, Inc.                       17,100          817
-  VeriSign, Inc.                                   6,700          771
-  Siebel Systems, Inc.                            19,552          752
-  Project Software &
    Development, Inc.                              33,500          737
-  VLSI Technology, Inc.                           39,000          736
-  SCI Systems, Inc.                               19,100          727
-  Informix Corp.                                  86,400          626
-  Adtran, Inc.                                    35,900          624
-  Complete Business Solutions, Inc.               26,367          590
-  Burr-Brown Corp.                                21,700          575
-  American Precision Industries Inc.              40,700          468
-  Technology Solutions Co.                        58,950          468
-  Metro Information Services, Inc.                20,300          438
-  SMART Modular
    Technologies, Inc.                             28,400          380
   Newport News Shipbuilding Inc.                  14,400          377
-  Cyberoptics Corp.                               30,900          363
-  Planar Systems, Inc.                            43,300          319
   Computer Task Group, Inc.                       16,200          302
-  CHS Electronics, Inc.                           58,200          295
-  SPSS, Inc.                                      15,600          269
-  Symix Systems, Inc.                             31,400          247
   Autodesk, Inc.                                   7,656          228
-  Mpath Interactive, Inc.                          5,200          205
-  Intelligroup, Inc.                              19,700          133
-  Xircom, Inc.                                     5,500          124
-  MetaCreations Corp.                             12,200           84
-  Aspen Technologies, Inc.                         9,700           83
-  Concord Communications, Inc.                     1,300           58
-  ENCAD, Inc.                                      6,900           42
-  Plexus Corp.                                       900           30
-  Kronos, Inc.                                       800           27
                                                             ----------
                                                               365,412
                                                             ----------
UTILITIES (4.2%)
-  EchoStar Communications Corp.                  243,100       24,386
   TCA Cable TV, Inc.                             354,000       17,634
-  McLeodUSA, Inc. Class A                        200,000       11,213
-  Gilat Satellite Networks Ltd.                  200,000       10,400
-  NTL Inc.                                       120,000        9,150
-  Adelphia Communications Corp.
    Class A                                        89,800        6,129
-  Intermedia Communications Inc.                 172,000        5,536
-  Metrocall, Inc.                                440,710        1,377
   Aliant Communications, Inc.                     26,400        1,168
-  Jones Intercable Inc.                           21,400          992
-  Commonwealth Telephone
    Enterprises, Inc.                              25,940          979
-  SkyTel Communications, Inc.                     55,200          945
-  El Paso Electric Co.                           113,300          906
-  U.S. Cellular Corp.                             18,900          897
   Nevada Power Co.                                32,600          841
-  IXC Communications, Inc.                        18,000          713
   New Jersey Resources Corp.                      18,800          693
   Rochester Gas & Electric Corp.                  26,600          678
   Avista Corp.                                    37,800          567

-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
EXPLORER FUND                                     SHARES         (000)
-----------------------------------------------------------------------
   KN Energy, Inc.                                 26,850    $     554
-  Western Wireless Corp. Class A                   6,100          250
-  UniSource Energy Corp.                          17,800          192
   Davel Communications, Inc.                      15,000          122
   Madison Gas & Electric Co.                       1,500           28
                                                             ----------
                                                                96,350
                                                             ----------
OTHER (1.3%)
   Teleflex Inc.                                  400,000       17,425
-  Thermo Electron Corp.                          600,000        9,638
   Commercial Intertech Corp.                      66,300          849
-  PEC Israel Economic Corp.                       25,000          761
   Kaman Corp. Class A                             42,600          559
   GenCorp, Inc.                                    7,100          164
                                                             ----------
                                                                29,396
                                                             ----------
-----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,731,120)                                         2,087,345
-----------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK
-----------------------------------------------------------------------
-(2)SGW Holding Corp.
    0.00% Cvt. Pfd.
    (COST $5,000)                                 483,840          968
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
-----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.5%)+
-----------------------------------------------------------------------
U.S. TREASURY BILL
(3) 4.35%, 7/1/1999                             $   4,500        4,467
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.89%, 5/3/1999                                209,582      209,582
   4.91%, 5/3/1999--Note G                         27,353       27,353
-----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $241,402)                                             241,402
-----------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
   (COST $1,977,522)                                         2,329,715
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                                                MARKET
                                                                VALUE*
                                                                 (000)
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
-----------------------------------------------------------------------
Other Assets--Note C                                        $   41,901
Liabilities--Note G                                            (81,365)
                                                            -----------
                                                               (39,464)
-----------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------
Applicable to 40,400,132 outstanding
   $.001 par value shares of
   beneficial interest
   (unlimited authorization)                                $2,290,251
=======================================================================

NET ASSET VALUE PER SHARE                                       $56.69
=======================================================================

*   See Note A in Notes to Financial Statements.

-   Non-Income-Producing Security.

+ The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 94.5% and 7.2%, respectively, of net assets. See Note F in Notes to Financial Statements.

(1) Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $60,771,000.

(2) Restricted Security.

(3) Security segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.

----------------------------------------------------------
 AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
----------------------------------------------------------
                                      AMOUNT          PER
                                       (000)        SHARE
----------------------------------------------------------
 Paid in Capital                  $1,745,316       $43.20
 Undistributed Net
   Investment Income                   3,912          .10
 Accumulated Net Realized Gains      183,186         4.53
 Unrealized Appreciation--Note F
   Investment Securities             352,193         8.72
   Futures Contracts                   5,644          .14
----------------------------------------------------------
 NET ASSETS                       $2,290,251       $56.69
==========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------------------------------
                                                                                      EXPLORER FUND
                                                                    SIX MONTHS ENDED APRIL 30, 1999
                                                                                              (000)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                             $  8,599
    Interest                                                                                  5,304
    Security Lending                                                                            272
                                                                                          ----------
        Total Income                                                                         14,175
                                                                                          ----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                             2,592
        Performance Adjustment                                                                  155
    The Vanguard Group--Note C
        Management and Administrative                                                         4,991
        Marketing and Distribution                                                              234
    Custodian Fees                                                                               55
    Auditing Fees                                                                                 4
    Shareholders' Reports                                                                        88
    Trustees' Fees and Expenses                                                                   2
                                                                                          ----------
        Total Expenses                                                                        8,121
        Expenses Paid Indirectly--Note D                                                       (107)
                                                                                          ----------
        Net Expenses                                                                          8,014
----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                         6,161
----------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold*                                                             177,191
    Futures Contracts                                                                        14,404
----------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                           191,595
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                   130,812
    Futures Contracts                                                                        (1,941)
----------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                            128,871
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $326,627
====================================================================================================

*Dividend income and realized net loss from affiliated companies were $124,000 and $5,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                    EXPLORER FUND
                                                                                       ----------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       APR. 30, 1999       OCT. 31, 1998
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                 $    6,161          $    9,098
    Realized Net Gain                                                                        191,595               2,444
    Change in Unrealized Appreciation (Depreciation)                                         128,871            (282,104)
                                                                                       ----------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                      326,627            (270,562)
                                                                                       ----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                     (8,697)            (10,298)
    Realized Capital Gain                                                                    (13,054)           (240,982)
                                                                                       ----------------------------------
        Total Distributions                                                                  (21,751)           (251,280)
                                                                                       ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   278,796             763,144
    Issued in Lieu of Cash Distributions                                                      21,406             247,188
    Redeemed                                                                                (510,744)           (842,473)
                                                                                       ----------------------------------
        Net Increase (Decrease) from Capital Share Transactions                             (210,542)            167,859
-------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                                 94,334            (353,983)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                    2,195,917           2,549,900
                                                                                       ----------------------------------
    End of Period                                                                         $2,290,251          $2,195,917
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                     5,201              13,941
    Issued in Lieu of Cash Distributions                                                         404               4,672
    Redeemed                                                                                  (9,474)            (15,267)
                                                                                       ----------------------------------
        Net Increase (Decrease) in Shares Outstanding                                         (3,869)              3,346
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                           EXPLORER FUND
                                                                                       YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                      SIX MONTHS ENDED      ------------------------------------------------------------
THROUGHOUT EACH PERIOD                         APRIL 30, 1999         1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $49.60       $62.31       $55.44       $51.05       $45.99       $49.37
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                 .15          .21          .26          .26          .24          .16
    Net Realized and Unrealized Gain (Loss)
        on Investments                                   7.44        (6.82)        9.71         8.37         7.25         1.77
                                                      -------------------------------------------------------------------------
        Total from Investment Operations                 7.59        (6.61)        9.97         8.63         7.49         1.93
                                                      -------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                 (.20)        (.25)        (.27)        (.24)        (.17)        (.14)
    Distributions from Realized Capital Gains            (.30)       (5.85)       (2.83)       (4.00)       (2.26)       (5.17)
                                                      -------------------------------------------------------------------------
        Total Distributions                              (.50)       (6.10)       (3.10)       (4.24)       (2.43)       (5.31)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                         $56.69       $49.60       $62.31       $55.44       $51.05       $45.99
===============================================================================================================================

TOTAL RETURN                                            15.37%      -11.22%       18.93%       17.97%       17.46%        4.49%
===============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)               $2,290       $2,196       $2,550       $2,186       $1,476       $1,112
    Ratio of Total Expenses to
        Average Net Assets                             0.71%*        0.62%        0.62%        0.63%        0.68%        0.70%
    Ratio of Net Investment Income to
        Average Net Assets                             0.54%*        0.37%        0.45%        0.51%        0.52%        0.39%
    Portfolio Turnover Rate                              70%*          72%          84%          51%          66%          82%
===============================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       4. FUTURES: The fund uses S&P MidCap 400 and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

       6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., Wellington Management Company, LLP, and Chartwell Investment Partners provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of Granahan and Wellington are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Index and an index of the stocks held by the largest small-capitalization stock mutual funds. For the six months ended April 30, 1999, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund's average net assets before an increase of $155,000 (0.01%) based on performance.

       The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $79,000 for the six months ended April 30, 1999.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 1999, the fund had contributed capital of $350,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assests and 0.5% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment advisers to direct certain fund trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 1999, directed brokerage and custodian fee offset arrangements reduced expenses by $101,000 and $6,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the six months ended April 30, 1999, the fund purchased $718,977,000 of investment securities and sold $910,206,000 of investment securities, other than temporary cash investments.

F. At April 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $352,193,000, consisting of unrealized gains of $519,281,000 on securities that had risen in value since their purchase and $167,088,000 in unrealized losses on securities that had fallen in value since their purchase.

       At April 30, 1999, the aggregate settlement value of open futures contracts expiring in June 1999, and the related unrealized appreciation were:

    ----------------------------------------------------------------------
                                                             (000)
                                            ------------------------------
                                             AGGREGATE
                               NUMBER OF     SETTLEMENT    UNREALIZED
    FUTURES CONTRACTS        LONG CONTRACTS     VALUE     APPRECIATION
    ----------------------------------------------------------------------
    S&P MidCap 400 Index           108         $21,389       $1,473
    Russell 2000 Index             257          55,647        4,171
    ----------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at April 30, 1999, was $24,604,000, for which the fund held cash collateral of $27,353,000. Cash collateral received is invested in repurchase agreements.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.



[THE VANGUARD GROUP LOGO]

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Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q242-06/16/1999

(C) 1999 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.